THIS DEBENTURE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER OR SALE. THIS DEBENTURE DOES NOT REQUIRE PHYSICAL SURRENDER HEREOF IN ORDER TO EFFECT A PARTIAL PAYMENT, REDEMPTION OR CONVERSION HEREOF. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS DEBENTURE MAY BE LESS THAN THE PRINCIPAL AMOUNT SHOWN BELOW.

VIRAL GENETICS, INC.

10% UNSECURED CONVERTIBLE DEBENTURE

Azusa, California	$__________________________

Issue Date: October 18, 2005

FOR VALUE RECEIVED, VIRAL GENETICS, INC., a Delaware corporation (the “Company”), hereby promises to pay to the order of or its permitted successors or assigns (the “Holder”) the sum of dollars ($) in same day funds, on or before the two (2) year anniversary of the Issue Date (as defined below) (the “Maturity Date”). The Holder may convert amounts of this Debenture into shares (“Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), on the terms and subject to the conditions set forth herein.

The Company has issued this Debenture pursuant to a Securities Purchase Agreement, dated as of the date hereof (the “Securities Purchase Agreement”).

The Company’s obligations under the Debenture, including without limitation its obligation to make payments of principal thereof and interest thereon, are unsecured.

The following terms shall apply to this Debenture:

1.	DEFINITIONS.

“Applicable Interest Rate” means an annual rate equal to ten percent (10%), computed on the basis of a 360-day year and calculated using the actual number of days elapsed since the Issue Date or the date on which Interest was most recently paid, as the case may be, and compounded monthly.

“Change of Control” means the existence or occurrence of any of the following: (a) the sale, conveyance or disposition of all or substantially all of the assets of the Company; (b) the effectuation of a transaction or series of transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of; (c) the consolidation, merger or other business combination of the Company with or into any other entity, immediately following which the prior stockholders of the Company fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity; or (d) a transaction or series of transactions in which any Person or group acquires more than fifty percent (50%) of the voting equity of the Company.

“Conversion Price” means $0.18 (subject to adjustment as provided herein).

“Default Interest Rate” means fourteen percent (14%).

“Excluded Securities” has the meaning described in Section 4(b)(iii) hereof.

“Governmental Authority” means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

“Interest Stock Option” has the meaning specified in Section 2(c) hereof.

“Interest Stock Option Share” means each share of Common Stock issued pursuant to the Interest Stock Option.

“Investment Amount” means the purchase price paid by the Holder for the Debenture issued pursuant to the Securities Purchase Agreement.

“Issue Date” means the date on which this Debenture is issued pursuant to the Securities Purchase Agreement.

“Maturity Date” has the meaning set forth in the preamble to this Agreement.

“Person” means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

“Scheduled Interest Payment Date” means the first day of each month following the Issue Date, with the first Scheduled Interest Payment Date occurring on, 2005, provided, that if any of such days is not a Trading Day, then the Scheduled Interest Payment Date shall be the Trading Day immediately following such date.

“Trading Day” means a day on which shares of Common Stock is purchased and sold on the Principal Market.

“Transaction Documents” has the meaning set forth in the Securities Purchase Agreement.

“Warrants” means the warrants issued pursuant to the Securities Purchase Agreement.

All definitions contained in this Debenture are equally applicable to the singular and plural forms of the terms defined. The words “hereof”, “herein” and “hereunder” and words of similar import referring to this Debenture refer to this Debenture as a whole and not to any particular provision of this Debenture. Any capitalized term used but not defined herein has the meaning specified in the Securities Purchase Agreement.

2.	PAYMENT.

(a)    Principal Payment. The Company shall pay to the Holder, in cash on or before the Maturity Date, the original principal amount of this Debenture (plus unpaid accrued interest thereon); provided, that if the Maturity Date is not a Trading Day, such payment shall be made on the next succeeding Trading Day. The Principal Payment that is due in cash and which is not paid on the Maturity Date shall bear interest until paid at the Default Interest Rate.

(b)    Interest Accrual. This Debenture shall bear interest on the unpaid principal amount hereof (“Interest”) at the Applicable Interest Rate. The Company shall pay accrued and unpaid Interest (i) on each Scheduled Interest Payment Date, (ii) on the Maturity Date and (iii) on any date on which the entire principal amount of this Debenture is paid in full (each of (i), (ii) and (iii) being referred to herein as an “Interest Payment Date”).

(c)    Interest Payments. The Company shall pay Interest in cash by wire transfer of immediately available funds. Interest that is due in cash and which is not paid within thirty (30) Trading Days of the applicable Interest Payment Date shall bear interest until paid at the Default Interest Rate.

3.	CONVERSION.

(a)    Right to Convert. Subject to the conditions and limitations specifically provided herein or in the Securities Purchase Agreement, the Holder shall have the right to convert, at any time and from time to time after the Issue Date, all or any part of the outstanding and unpaid principal amount of this Debenture into such number of fully paid and non-assessable Conversion Shares as is determined in accordance with the terms hereof (a “Conversion”).

(b)    Conversion Notice. In order to convert principal of this Debenture, the Holder shall send by facsimile transmission, at any time prior to 5:00 p.m., Pacific Time, on the Trading Day on which the Holder wishes to effect such Conversion (the “Conversion Date”), a properly completed notice of conversion to the Company, in the form set forth on Annex I hereto, stating the amount of principal (and, if the Holder so elects, Interest) to be converted and a calculation of the number of shares of Common Stock issuable upon such Conversion (a “Conversion Notice”). The Conversion Notice shall also state the name or names (if not the Holder) in which the shares of Common Stock that are issuable on such Conversion shall be issued. The Holder shall not be required to physically surrender this Debenture to the Company in order to effect a Conversion, unless such Conversion would represent payment in full of the Debenture. The Company shall maintain a record showing, at any given time, the unpaid principal amount of this Debenture and the date of each Conversion or other payment of principal hereof.

(c)    Number of Conversion Shares; Conversion Price. The number of Conversion Shares to be delivered by the Company pursuant to a Conversion shall be equal to the principal amount of (and, if the Holder so elects, Interest accrued on) this Debenture being converted divided by the Conversion Price.

(d)    Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice, the Company shall, no later than the close of business on the fifth (5th) Trading Day following the Conversion Date set forth in such Conversion Notice (the “Delivery Date”), issue and deliver or cause to be delivered to the Holder the number of Conversion Shares determined pursuant to paragraph 3(c) above. The Company shall effect delivery of Conversion Shares to the Holder no later than the close of business on such Delivery Date by delivering to the Holder or its nominee physical certificates representing such Conversion Shares. If any Conversion would create a fractional Conversion Share, such fractional Conversion Share shall be disregarded and the number of Conversion Shares issuable upon such Conversion, in the aggregate, shall be the nearest whole number of Conversion Shares.

4.	ADJUSTMENTS TO CONVERSION PRICE.

(a)    Stock Splits, Stock Interests, Etc. If, during the term of this Debenture, the Company subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Conversion Price shall be proportionately reduced, or if the Company combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, the Conversion Price shall be proportionately increased.

(b)    Adjustment Upon Dilutive Issuance.

(i)    If, at any time after the Issue Date and prior to the Maturity Date, the Company issues or sells any shares of Common Stock for no consideration or for a consideration per share less than the Conversion Price on the date of such issuance or sale (or deemed issuance or sale) (a “Dilutive Issuance”), then effective immediately upon the Dilutive Issuance, the Conversion Price shall be adjusted such that effective immediately upon such Dilutive Issuance, the Conversion Price shall be adjusted so as to equal the consideration received or receivable by the Corporation (on a per share basis) for the additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance. Notwithstanding the foregoing, prior to the Effective Date, the Corporation will not engage in any transaction that would result in the issuance or deemed issuance of shares of Common Stock for no consideration.

(ii)    Exceptions To Adjustment Of Conversion Price. Notwithstanding the foregoing, no adjustment to the Conversion Price shall be made pursuant to this paragraph 4(b) upon the issuance of any Excluded Securities. For purposes hereof, “Excluded Securities” means (I) securities purchased under the Securities Purchase Agreement; (II) securities issued upon conversion or exercise of the Debenture or the Warrants; and (III) Exempt Issuances.

5.	CHANGE OF CONTROL; MANDATORY REDEMPTION.

(a)    Mandatory Redemption. In the event that a Change of Control occurs, the Holder shall have the right, upon written notice to the Company (a “Mandatory Redemption Notice”), to have all or any portion of the unpaid principal amount of this Debenture, plus all accrued and unpaid Interest thereon, redeemed by the Company (a “Mandatory Redemption”). The Mandatory Redemption Notice shall specify the effective date of such Mandatory Redemption (the “Mandatory Redemption Date”), which date must be at least five (5) Business Days following the Business Day on which the Mandatory Redemption Notice is delivered to the Company, and the amount of principal and Interest to be redeemed. In order to effect a Mandatory Redemption hereunder, the Holder must deliver a Mandatory Redemption Notice no later than the close of business on the third (3rd) Business Day following the date on which the Change of Control is completed.

(b)    Payment of Mandatory Redemption Price.

(i)    The Company shall pay the Mandatory Redemption Price to the Holder within five (5) Business Days of the Mandatory Redemption Date. In the event that the Holder requests the entire remaining unpaid principal amount of this Debenture, and the Company pays to the Holder all principal, Interest, and other amounts due in connection therewith, the Holder shall return this Debenture to the Company for cancellation.

(ii)    If the Company fails to pay the Mandatory Redemption Price to the Holder within five (5) Business Days of the Mandatory Redemption Date, the Holder shall be entitled to interest thereon at the Default Interest Rate from the Mandatory Redemption Date until the date on which Mandatory Redemption Price has been paid in full.

6.	MISCELLANEOUS.

(a)    Failure to Exercise Rights not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof. All rights and remedies of the Holder hereunder are cumulative and not exclusive of any rights or remedies otherwise available.

(b)    Notices. Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Debenture shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Trading Day, in which case such delivery will be deemed to be made on the next succeeding Trading Day and (ii) on the next Trading Day after timely delivery to an overnight courier, addressed as follows:

If to the Company:

Viral Genetics, Inc.

1321 Mountain View Circle

Azusa, CA 91702

Attn:   Chief Executive Officer

Tel:   626-334-5310

Fax:   626-334-5324

If to the Holder:

_________________________________

_________________________________

_________________________________

Tel:  _____________________________

Fax: _____________________________

(c)    Amendments. No amendment, modification or other change to, or waiver of any provision of, this Debenture may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

(d)    Transfer of Debenture. The Holder may sell, transfer or otherwise dispose of all or any part of this Debenture (including without limitation pursuant to a pledge) to any person or entity as long as such sale, transfer or disposition is the subject of an effective registration statement under the Securities Act and applicable state securities laws, or is exempt from registration thereunder, and is otherwise made in accordance with the applicable provisions of the Securities Purchase Agreement. From and after the date of any such sale, transfer or disposition, the transferee hereof shall be deemed to be the holder of a Debenture in the principal amount acquired by such transferee, and the Company shall, as promptly as practicable, issue and deliver to such transferee a new Debenture identical in all respects to this Debenture, in the name of such transferee. The Company shall be entitled to treat the original Holder as the holder of this entire Debenture unless and until it receives written notice of the sale, transfer or disposition hereof.

(e)    Lost or Stolen Debenture. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Debenture, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Debenture, if mutilated, the Company shall execute and deliver to the Holder a new Debenture identical in all respects to this Debenture.

(f)    Governing Law. This Debenture shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed entirely within the State of California.

(g)    Successors and Assigns. The terms and conditions of this Debenture shall inure to the benefit of and be binding upon the respective successors (whether by merger or otherwise) and permitted assigns of the Company and the Holder. The Company may not assign its rights or obligations under this Debenture except as specifically required or permitted pursuant to the terms hereof.

(h)     Usury. This Debenture is subject to the express condition that at no time shall the Company be obligated or required to pay interest hereunder at a rate which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Company is permitted by applicable law to contract or agree to pay. If by the terms of this Debenture, the Company is at any time required or obligated to pay interest hereunder at a rate in excess of such maximum rate, the rate of interest under this Debenture shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Debenture.

IN WITNESS WHEREOF, the Company has caused this Debenture to be signed in its name by its duly authorized officer on the date first above written.

VIRAL GENETICS, INC.

By:
Name:
Title:

ANNEX I

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal of and/or interest accrued on the Senior Secured Convertible Debenture (the “Debenture”) issued by VIRAL GENETICS, INC. (the “Corporation”) into shares of common stock (“Common Stock”) of the Company according to the terms and conditions of the Debenture. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Debenture.

Date of Conversion: __________________________

Principal Amount of

Debenture to be Converted: ____________________

Amount of Interest

to be Converted: _____________________________

Number of Shares of

Common Stock to be Issued: ___________________

Name of Holder: _____________________________

Address:        ________________________________

                      ________________________________

                      ________________________________

Signature:      ________________________________

Name:

Title: